Exhibit 99.1

Bank of America 38th Annual Investment Conference September 2008 South San Francisco, CA Dallas, TX Sugar Land, TX Walnut Creek, CA

1 Forward-looking Statements Some of the statements in this presentation may be “forward-looking statements” and HCP intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Investors are cautioned that, while forward-looking statements reflect HCP’s good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties as more fully described in news releases and SEC reports filed by HCP. Actual results may differ materially from the expectations contained in the forward-looking statements as a result of various factors. HCP assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this presentation. Market Data This presentation includes market and industry data that HCP has obtained from market research, publicly available information and industry publications. These sources generally state that the information that they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. The market and industry data is often based on industry surveys and preparers’ experience in the industry. Similarly, although HCP believes that the surveys and market research that others have performed are reliable, HCP has not independently verified this information.

2 Achieved de-levering commitment Over $500 million from asset dispositions $1.3 billion from capital markets(2) Executing life science lease-up and development Tenet hospital portfolio restructured Repositioning Sunrise portfolio Solid financial metrics 2008 FFO payout ratio: 80% - 85%(3) 47% leverage ratio(2) 2.2x fixed charge coverage(2) “Institutional Partner of Choice” for Healthcare Real Estate Building Upon HCP’s 23 Years of Success Company Overview 2008 Performance(1) First healthcare REIT included in the S&P 500 Index – $15 billion enterprise value Capitalizing on paradigm shift created by the “institutionalization” of healthcare real estate High quality, lower risk portfolio – age, properties, markets, operators, lease structures and diversification Portfolio heavily weighted towards private pay, non-state government reimbursed sectors Accelerating growth driven by new operating platforms Compounded total shareholder return of 17%(4) per annum since IPO in 1985 (1) As of and for the six months ended June 30, 2008. (2) As of and for the six months ended June 30, 2008, pro forma for the $150 million partial repayment on the bridge loan in July 2008 and $500 million equity offering to partially repay the bridge loan in August 2008. (3) Reflects projected performance for 2008. (4) As of June 30, 2008 and assumes re-investment of dividends.

3 (1) Amounts are reflected as originally reported. (2) As of and for the six months ended June 30, 2008, unless it is otherwise indicated. (3) Based on the historical cost of real estate owned by HCP, the carrying amount of mortgage loans and 100% of the cost of real estate owned by unconsolidated joint ventures, excluding assets under development and land held for future development, as of June 30, 2008. (4) Present relationship concentration is based on HCP’s annualized revenues as of June 30, 2008. Basis of presentation includes HCP’s pro rata share of annualized revenues from unconsolidated joint ventures. (5) As of and for the six months ended June 30, 2008, pro forma for the $150 million partial repayment on the bridge loan in July 2008 and $500 million equity offering to partially repay the bridge loan in August 2008. HCP’s Strategic Transformation . Leverage ratio: 47%(5) . Secured debt ratio: 14%(5) . Leverage ratio: 42% . Secured debt ratio: 6% Credit Metrics . Member, S&P 500 Index . Not “institutional quality” Perception . HCP, Inc. . Health Care Property Investors, Inc. Name . Organic . External acquisitions . Active asset management . Development . Joint ventures . Mezzanine debt . Organic . External acquisitions Growth Drivers Financial Profile Leading Relationships(4) Portfolio(3) . Enterprise value: $15 billion . Assets under management: $13 billion(3) . 706 properties . FFO payout ratio: 86% . Enterprise value: $4 billion . Assets under management: $3 billion . 463 properties . FFO payout ratio: 99% . Sunrise: 14% . HCR ManorCare: 8% . HCA: 6% . Amgen/Genentech: 6% . Tenet: 16% . ARC: 7% . Emeritus: 5% . HealthSouth: 5% . Senior housing: 40% . Life science/MOB: 43% . Skilled nursing: 9% . Private pay component: 85% . Senior housing: 22% . Life science/MOB: 25% . Skilled nursing: 23% . Private pay component: 52% Present(2) December 31, 2002(1)

4 Younger Assets in More Attractive Sectors Comparatively Younger Assets Predominantly Private Pay Acuity Lower Higher MOB A/L CCRC I/L State Gov’t Reimbursement Risk Higher Lower Life Science Portfolio Quality Mix at 90% 83% of HCP portfolio Asset Age Younger Older 09/30/02 SEUSA 08/01/07 CRP 10/05/06 SNF Disposition 11/29/06 MedCap 10/03/03 1 2 3 4 Note: Portfolio data reflects HCP’s total investment as of June 30, 2008 and excludes assets held for sale and classified as discontinued operations. State Gov’t Reimbursement Risk Higher Lower SNF Hospital Equity Investments Debt Investments

5 Other Senior Housing 23% Sunrise Senior Housing 17% MOB 22% Life Science 21% Hospital 8% Skilled Nursing 9% HCP Portfolio Diversification (1) Represents the historical cost of real estate owned by HCP, the carrying amount of debt investments and 100% of the cost of real estate owned by unconsolidated joint ventures as of June 30, 2008. (2) Relationship concentration is based on HCP’s annualized revenues as of June 30, 2008. Basis of presentation includes HCP’s pro rata share of annualized revenues from unconsolidated joint ventures. Diversified Portfolio - $13 Billion of Assets Under Management(1) Sunrise 14% ManorCare 8% HCA 6% Brookdale 6% Tenet 3% Amgen 3% Horizon Bay 3% Genentech 3% Kindred 2% Emeritus 2% Cirrus Health 2% Aegis 2% Other 46% Relationship Concentration(2) Sector Diversification(1)

6 HCP’s “5 x 5” Business Model Unique Investment Model Creates New Growth Drivers and Flexible Capital Deployment (1) Represents the historical cost of real estate owned by HCP, the carrying amount of debt investments and 100% of the cost of real estate owned by unconsolidated joint ventures as of June 30, 2008. (In billions) Senior Housing Sunrise Other Life Science Hospital SNF Assets under management(1) $2.2 $3.0 $2.8 $1.2 $1.2 Sale/leaseback Joint venture Development Mezzanine investment DownREIT Array of product offerings: LTM Capital Deployment MOB $2.8 Current Target Unlikely

7 Demographics Driving Healthcare Real Estate Demand 0% 5% 10% 15% 20% 25% 1980 1990 2000 2010 2020 2030 2040 2050 % of Total U.S. Population 0 20 40 60 80 100 Populations in Millions % 65-74% 75-84% 85+ 65+ Population 10% 13% 16% 19% 22% 1990 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 % of GDP Actual Forecast 16.6% of GDP 19.5% of GDP ’ 07–’ 17 CAGR – 6.7% Healthcare Expenditures Rising as a % of GDP U.S. Population Over 65 Years Old is Growing Aligned to “Catch” the Aging Baby Boomer Demographic Source: U.S. Census Bureau, the Statistical Abstract of the United States. Source: Centers for Medicare and Medicaid Services, January 2008.

8 HCP: Premier Partner for Healthcare Real Estate Currently Outstanding $2 billion Institutional Joint Ventures Medical City Dallas $ 350 million Medical Office 390 million Senior Housing 260 million Total $1 billion DownREIT Transactions Note: Amounts for downREIT transactions represent the investment in real estate where the transactions were effected with a downREIT structure. Lazard – Atria $ 90 million Fortress – Brookdale 675 million KKR, Bain – HCA 300 million Carlyle – HCR ManorCare 900 million Private Equity Partners Senior housing: Aegis, Atria, Brookdale, Emeritus, Erickson, Horizon Bay, Sunrise Life science: Amgen, Genentech, Pfizer, Takeda Medical office: Ascension, HCA, Norton, Swedish Hospital: HCA, Hoag Hospital Skilled nursing: HCR ManorCare, Kindred Leading Sector Relationships Development DownREITs Joint Venture Complete Product Capability Mezzanine Debt Operating Partner (RIDEA) Sale / Leaseback

Appendix

10 Reconciliation of Net Income and Funds From Operations (“FFO”) (Dollars in thousands except per share data) Six months ended Year ended June 30, 2008 December 31, 2002 Net income applicable to common shares $ 272,141 $ 112,480 Real estate depreciation and amortization 162,046 75,722 (Gain) loss on sales of real estate and real estate interest (200,394) 1,558 Joint venture adjustments 7,927 250 FFO applicable to common shares $ 241,720 $ 190,010 Impairments 9,715 9,200 Merger-related charges 2,330 - FFO applicable to common shares prior to impairment and merger-related charges $ 253,765 $ 199,210 Distributions on convertible units 7,163 4,082 Diluted FFO applicable to common shares prior to impairment and merger-related charges $ 260,928 $ 203,292 Diluted FFO per common share $ 1.06 $ 1.64 Diluted FFO per common share prior to impairment and merger-related charges $ 1.11 $ 1.71 Weighted average shares used to calculate diluted FFO per common share 234,433 118,550 Weighted average shares used to calculate diluted FFO per common share prior to impairment and merger-related charges 235,995 118,550 Diluted earnings per common share $ 1.20 $ 0.96 Dividends declared per common share $ 1.20 $ 1.63 FFO payout ratio per common share 85.8% 99.4% FFO payout ratio per common share prior to impairment and merger-related charges 82.0% 95.3%

11 Reporting Definitions Annualized Revenues. The most recent monthly base rent due to HCP as of period end annualized for twelve months plus additional rents received by HCP over the most recent twelve month period as of period end. The Company uses Annualized Revenues for purposes of measuring relationship concentration and determining certain property level metrics. Assets Held for Sale. Assets of discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Assisting Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF. Book Value. The carrying amount as reported in the Company’s financial statements. Consolidated Debt. The carrying amount of bank line of credit, bridge loan (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements. Consolidated Market Equity. The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits) plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end. Consolidated Secured Debt. Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements. Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC. DownREIT. The non-managing member limited liability company. EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share of earnings and gains or losses from real estate dispositions. The Company’s presentations of EBITDA and Adjusted EBITDA herein are solely as non-GAAP liquidity measures in connection with the presentation of Fixed Charge Coverage. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company. The Company believes investors should consider EBITDA and Adjusted EBITDA in conjunction with cash flow from operating activities, and other required measures under GAAP, to improve their understanding of the Company’s liquidity. EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations. EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. The Company believes cash flow from operating activities is the most directly comparable GAAP measure to EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA do not represent net income or cash flow from operations as defined by GAAP and should not be considered an alternative to those indicators. Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

12 Reporting Definitions (cont’d) Financial Leverage. Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage. The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies. The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures. Fixed Charge Coverage. Adjusted EBITDA divided by Fixed Charges. The Company uses Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred shareholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company. However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges. Further, the Company’s computation of Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies. Fixed Charges. Total interest expense plus capitalized interest plus preferred stock dividends. The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred shareholders for purposes of presenting Fixed Charge Coverage. However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations. The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies. Funds From Operations (“FFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company.

13 Reporting Definitions (cont’d) FFO Payout Ratio per Common Share. Dividends declared per common share divided by Diluted FFO per common share for a given period. The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders. FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above. GAAP. U.S. generally accepted accounting principles. Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units is classified by the Company as an ILF. Investment. The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization and the carrying amount of mortgage loans receivable. Excludes assets held for sale and classified as discontinued operations. Life Science. Laboratory and office space for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. MOB. Medical office building. Senior Housing. ALFs, ILFs and CCRCs. For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers. Total Debt. Consolidated Debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures. Total Gross Assets. Consolidated Gross Assets plus the Company’s pro rata share of total assets from unconsolidated joint ventures, after adding back accumulated depreciation and amortization. Total Market Capitalization (“Enterprise Value”). Consolidated debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures plus Consolidated Market Equity. Total Secured Debt. Consolidated secured debt plus the Company’s pro rata share of mortgage debt from unconsolidated joint ventures.